UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
            =======================================================
                                     FORM-8K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                NOVEMBER 23, 2004

                              DGSE Companies, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          1-11048                                        88-0097334
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)
                                2817 FOREST LANE
                               DALLAS, TEXAS 75234
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (972) 484-3662
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

            =======================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

ITEM 8.1 OTHER EVENTS

DGSE COMPANIES, INC. ANNOUNCES INITIAL ROLL-OUT OF ITS AMERICAN PAY DAY CENTERS; INCREASED PAWN LOAN BALANCES BY ALMOST 125 PERCENT AT ITS TEXAS LOCATIONS IN LAST FIVE MONTHS AND EXPANSION OF EXISTING TEXAS PHYSICAL LOCATIONS


DALLAS, November 23 , 2004 DGSE Companies, Inc. (Nasdaq:DGSE-News), which wholesales, retails and auctions fine watches, jewelry, diamonds and precious metal and rare coin products via traditional and Internet channels, and offers consumer loans via pawn stores and soon to be opened Pay Day Loan stores, announced that it has received all required approvals from the state of New Mexico and will begin opening Pay Day Loan stores there starting with Albuquerque in the next 60 days.

The company announced that its' pawn loan balances have increased almost 125 percent in the last five months. In addition, the company has expanded the physical size of the Carrolton, Texas national Jewelry Exchange location by almost 80 percent and its Dallas, Texas Superstore by almost one-third.

"We are pleased to have received all of the necessary approvals to begin opening our first American Pay Day Centers in New Mexico. The Pay Day Loan business is an exciting opportunity for us to enter a new and profitable business segment that compliments our existing pawn operations. With the opening of our first location in the next 60 days we will begin an opportunistic roll-out of this activity with additional locations in New Mexico and other states" stated William H. Oyster, President and Chief Operating Officer of DGSE Companies, Inc. "Additionally, we are extremely pleased to see our pawn loans increase in the last five months. This is the result of a restructuring of the activities under the direct supervision of Scott Williamson. Our pawn loan and the Pay Day loan businesses are growth segments that in the periods ahead have the capacity to add materially to our revenues and earnings. Accelerating growth in all of our business activities has required that we expand all of our Texas facilities to accommodate increased requirements."


DGSE Companies, Inc. wholesales and retails jewelry, diamonds, fine watches and precious metal bullion and rare coin products to domestic and international customers via traditional and Internet channel. DGSE also owns Fairchild
International, Inc., one of the largest vintage watch wholesalers in the country. In addition to its retail facilities, the Company operates live Internet auctions that can be accessed at www.dgse.com. Real-time price quotations on over 250 precious metals are provided on another DGSE web site at www.usbullionexchange.com. Wholesale customers can access our full vintage watch inventory through the restricted site at www.fairchildwatches.com.

The Company is headquartered in Dallas, Texas and its common stock trades on The NASDAQ Stock Market(R) under the symbol "DGSE".

This press release includes statements that may constitute "forward-looking" statements, usually containing the words "believe", "estimate","project", "expect" or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, dependence upon third-party vendors, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.












                                   SIGNATURE

In accordance with section 13 and 15(d) of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            DGSE Companies, Inc.
                            /s/ John Benson
                            ------------------------------------
                            John Benson
                            Director and Chief Financial Officer

Dated: November 23, 2004